Exhibit 32.1


                        View Systems, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned officer of View Systems, Inc. certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

..    the annual report on Form 10-KSB of the Company for the year ended
     December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..    the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      /s/ Gunther Than
Date:   February 2, 2006             ____________________________________
                                     Gunther Than
                                     Chief Executive Officer
                                     Principal Financial Officer